UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
June 30, 2011
CABLEVISION SYSTEMS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	No. 1-14764	No. 11-3415180

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
CSC HOLDINGS, LLC
(Exact name of registrant as specified in its charter)

Delaware	No. 1-9046	No. 27-0726696

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1111 Stewart Avenue
Bethpage, New York	11714

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (516) 803-2300
N/A
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.01 Completion of Acquisition or Disposition of Assets
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1
EX-99.2
EX-99.3

Item 1.01 Entry into a Material Definitive Agreement
     Under the Related Party Transaction Approval Policy of Cablevision Systems Corporation (“Cablevision”), a committee (an “Independent Committee”) of the Board of Directors of Cablevision consisting entirely of directors who have been determined by the Board of Directors to be independent directors for purposes of the NYSE corporate governance standards (“Independent Directors”) reviews and approves or takes such other action as it may deem appropriate with respect to transactions involving Cablevision and its subsidiaries, including CSC Holdings, LLC (“CSC Holdings”), on the one hand, and in which any director, officer, greater than 5% stockholder of Cablevision or any other “related person” as defined in Item 404 of Regulation S-K of the Securities and Exchange Commission (“Item 404”) has or will have a direct or indirect material interest. This approval requirement covers any transaction that meets the related party disclosure requirements of the Securities and Exchange Commission as set forth in Item 404. Under the Related Party Transaction Approval Policy, an Independent Committee similarly oversees approval of transactions and arrangements between Cablevision and its subsidiaries, including CSC Holdings, on the one hand, and The Madison Square Garden Company (“MSG”) and its subsidiaries, on the other hand, to the extent involving amounts in excess of the dollar threshold set forth in Item 404 (the “Item 404 Threshold”). In connection with the AMC Distribution (as defined in Item 2.01 below) and effective as of the time thereof, the Board of Directors of Cablevision amended its Related Party Transaction Approval Policy. As so amended, an Independent Committee will also oversee approval of transactions and arrangements between Cablevision and its subsidiaries, including CSC Holdings, on the one hand, and AMC Networks Inc. (“AMC Networks”) and its subsidiaries, on the other hand, to the extent involving amounts in excess of the Item 404 Threshold. The Related Party Transaction Approval Policy continues to provide that to simplify the administration of the approval process under the Related Party Transaction Approval Policy, an Independent Committee may, where it deems it to be appropriate, establish guidelines for certain types of these transactions. The approval requirement will not apply to the implementation and administration of intercompany arrangements under the Related Party Transaction Approval Policy, but will cover any amendments, modifications, terminations or extensions involving amounts in excess of the Item 404 Threshold, as well as the handling and resolution of any disputes involving amounts in excess of the Item 404 Threshold. Cablevision’s executive officers and directors who are also senior executives or directors of MSG or AMC Networks may participate in the negotiation, execution, amendment, modification, or termination of intercompany arrangements subject to the Related Party Transaction Approval Policy, as well as in any resolution of disputes under intercompany arrangements, on behalf of either or both of Cablevision and MSG or AMC Networks, in each case under the direction of an Independent Committee or the comparable committee of the board of directors of MSG or AMC Networks.
     Except as noted above, the Cablevision Related Party Transaction Approval Policy has not been changed. The Related Party Transaction Approval Policy as amended is included as an exhibit to this Form 8-K and the foregoing discussion of that document is qualified in its entirety to that document as so filed.

Policy Concerning Certain Matters Relating to MSG and AMC Networks
     As discussed in the Form 8-K of Cablevision and CSC Holdings filed on June 9, 2011, Charles F. Dolan will be the Executive Chairman of AMC Networks and will devote a portion of his business time to that role. He will retain his position as Cablevision’s Chairman and will devote most of his business time to that role. In addition, the following directors of Cablevision will also become directors of AMC Networks in connection with the AMC Distribution: Charles F. Dolan, James L. Dolan, Kristin A. Dolan, Patrick F. Dolan, Thomas C. Dolan, Marianne Dolan Weber, Brian G. Sweeney and Leonard Tow.
     In light of the AMC Distribution and these overlapping relationships, Cablevision amended its Policy Concerning Certain Matters Relating to The Madison Square Garden Company, Including Responsibilities of Overlapping Directors and Officers to also cover matters relating to AMC Networks (the “Overlap Policy”). In the Overlap Policy, Cablevision recognizes that (a) certain directors and officers (the “Overlap Persons”) of Cablevision and its subsidiaries, including CSC Holdings (collectively, the “Corporation”), have served and may serve as directors, officers, employees and agents of MSG and AMC Networks and their respective subsidiaries and successors (each of the foregoing is an “Other Entity”), (b) the Corporation, directly or indirectly, may engage in the same, similar or related lines of business as those engaged in by any Other Entity and other business activities that overlap with or compete with those in which such Other Entity may engage, (c) the Corporation may have an interest in the same areas of business opportunity as an Other Entity, (d) the Corporation will derive substantial benefits from the service of Overlap Persons as directors or officers of the Corporation and (e) it is in the best interests of the Corporation that the rights of the Corporation, and the duties of any Overlap Persons, be determined and delineated as provided in the Overlap Policy in respect of any Potential Business Opportunities (as defined below) and in respect of the agreements and transactions referred to therein. The provisions of the Overlap Policy will, to the fullest extent permitted by law, regulate and define the conduct of the business and affairs of the Corporation and its officers and directors who are Overlap Persons in connection with any Potential Business Opportunities and in connection with any agreements and transactions referred to therein. References in the Overlap Policy to “directors,” “officers,” “employees” and “agents” of any person will be deemed to include those persons who hold similar positions or exercise similar powers and authority with respect to any other entity that is a limited liability company, partnership, joint venture or other non-corporate entity.
     If a director or officer of the Corporation who is an Overlap Person is presented or offered, or otherwise acquires knowledge of, a potential transaction or matter that may constitute or present a business opportunity for the Corporation, in which the Corporation could, but for the provisions of the Overlap Policy, have an interest or expectancy (any such transaction or matter, and any such actual or potential business opportunity, a “Potential Business Opportunity”), (i) such Overlap Person will, to the fullest extent permitted by law, have no duty or obligation to refrain from referring such Potential Business Opportunity to any Other Entity and, if such Overlap Person refers such Potential Business Opportunity to an Other Entity, such Overlap Person shall have no duty or obligation to refer such Potential Business Opportunity to the Corporation or to give any notice to the Corporation regarding such Potential Business Opportunity (or any matter related thereto), (ii) if such Overlap Person refers a Potential

Business Opportunity to an Other Entity, such Overlap Person, to the fullest extent permitted by law, will not be liable to the Corporation as a director, officer, stockholder or otherwise, for any failure to refer such Potential Business Opportunity to the Corporation, or for referring such Potential Business Opportunity to any Other Entity, or for any failure to give any notice to the Corporation regarding such Potential Business Opportunity or any matter relating thereto; (iii) any Other Entity may participate, engage or invest in any such Potential Business Opportunity notwithstanding that such Potential Business Opportunity may have been referred to such Other Entity by an Overlap Person, and (iv) if a director or officer who is an Overlap Person refers a Potential Business Opportunity to an Other Entity, then, as between the Corporation and such Other Entity, the Corporation shall be deemed to have renounced any interest, expectancy or right in or to such Potential Business Opportunity or to receive any income or proceeds derived therefrom solely as a result of such Overlap Person having been presented or offered, or otherwise acquiring knowledge of, such Potential Business Opportunity, unless in each case referred to in clause (i), (ii), (iii) and (iv), such Potential Business Opportunity satisfies all of the following conditions (any Potential Business Opportunity that satisfies all of such conditions, a “Restricted Potential Business Opportunity”): (A) such Potential Business Opportunity was expressly presented or offered to the Overlap Person solely in his or her capacity as a director or officer of the Corporation; (B) the Overlap Person believed that the Corporation possessed, or would reasonably be expected to be able to possess, the resources necessary to exploit such Potential Business Opportunity; and (C) such opportunity relates exclusively to the business of owning and operating a cable television, high speed data or voice telephone system; provided, that the Corporation is directly engaged in such business at the time the Potential Business Opportunity is presented or offered to the Overlap Person. In the Overlap Policy, the Corporation renounces, to the fullest extent permitted by law, on behalf of itself and each of its subsidiaries, any interest or expectancy in any Potential Business Opportunity that is not a Restricted Potential Business Opportunity. In the event the Corporation’s board of directors declines to pursue a Restricted Potential Business Opportunity, Overlap Persons are free to refer such Restricted Potential Business Opportunity to an Other Entity.
     No contract, agreement, arrangement or transaction (or any amendment, modification or termination thereof) entered into between the Corporation, on the one hand, and an Other Entity, on the other hand, before such Other Entity ceased to be an indirect, wholly-owned subsidiary of Cablevision shall be void or voidable or be considered unfair to the Corporation solely because an Other Entity is a party thereto, or because any directors, officers or employees of an Other Entity were present at or participated in any meeting of the board of directors, or a committee thereof, of the Corporation, that authorized the contract, agreement, arrangement or transaction (or any amendment, modification or termination thereof), or because his, her or their votes were counted for such purpose. The Corporation may from time to time enter into and perform one or more contracts, agreements, arrangements or transactions (or amendments, modifications or supplements thereto) with an Other Entity. To the fullest extent permitted by law, no such contract, agreement, arrangement or transaction (nor any such amendments, modifications or supplements), nor the performance thereof by the Corporation or an Other Entity, shall be considered contrary to any fiduciary duty owed to the Corporation (or to any stockholder of the Corporation) by any director or officer of the Corporation who is an

Overlap Person. To the fullest extent permitted by law, no director or officer of the Corporation who is an Overlap Person thereof shall have or be under any fiduciary duty to the Corporation (or to any stockholder of the Corporation) to refrain from acting on behalf of the Corporation or an Other Entity, in respect of any such contract, agreement, arrangement or transaction or performing any such contract, agreement, arrangement or transaction in accordance with its terms and each such director or officer of the Corporation who is an Overlap Person shall be deemed to have acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and shall be deemed not to have breached his or her duties of loyalty to the Corporation or any of its stockholders, and not to have derived an improper personal benefit therefrom.
     No alteration, amendment or repeal of, or adoption of any provision inconsistent with, any provision of the Overlap Policy will have any effect upon (a) any agreement between the Corporation and any Other Entity thereof, that was entered into before the time of such alteration, amendment or repeal or adoption of any such inconsistent provision (the “Amendment Time”), or any transaction entered into in connection with the performance of any such agreement, whether such transaction is entered into before or after the Amendment Time, (b) any transaction entered into between the Corporation and any Other Entity, before the Amendment Time, (c) the allocation of any business opportunity between the Corporation and any Other Entity before the Amendment Time, or (d) any duty or obligation owed by any director or officer of the Corporation (or the absence of any such duty or obligation) with respect to any Potential Business Opportunity which such director or officer was offered, or of which such director or officer otherwise became aware, before the Amendment Time (regardless of whether any proceeding relating to any of the above is commenced before or after the Amendment Time).
     The Overlap Policy was approved by a committee of independent directors of the Boards of Cablevision and CSC Holdings. The Overlap Policy is included as an exhibit to this Form 8-K and the foregoing discussion of that document is qualified in its entirety to that document as so filed.
Item 2.01 Completion of Acquisition or Disposition of Assets
     On June 30, 2011, Cablevision distributed to its stockholders all of the common stock of AMC Networks (the “AMC Distribution”). AMC Networks owns directly or indirectly all of the interests in four nationally distributed programming networks: AMC, WE tv, IFC and Sundance Channel, as well as AMC/Sundance Channel Global, IFC Entertainment, AMC Networks Broadcasting & Technology (formerly Rainbow Network Communications) and certain other businesses which were classified in the Rainbow segment of Cablevision. The AMC Distribution took the form of a distribution by Cablevision of one share of AMC Networks Class A Common Stock for every four shares of Cablevision NY Group Class A Common Stock held of record at the close of business in New York City on June 16, 2011 (the “Record Date”) and one share of AMC Networks Class B Common Stock for every four shares of Cablevision NY Group Class B Common Stock held of record on the Record Date.
     On June 30, 2011, immediately prior to the AMC Distribution, CSC Holdings distributed to Cablevision, its sole member, all of the common stock of AMC Networks.

     Subsequent to the AMC Distribution, Cablevision and CSC Holdings will no longer consolidate the financial results of AMC Networks for the purpose of their own financial reporting. After the date of the AMC Distribution, the historical financial results of AMC Networks will be reflected in the consolidated financial statements of Cablevision and CSC Holdings as discontinued operations for all periods presented through the AMC Distribution date, beginning with the financial statements to be filed for the quarter ended June 30, 2011. Filed as an exhibit to this Form 8-K are unaudited pro forma condensed consolidated balance sheets of Cablevision and CSC Holdings as of March 31, 2011, and unaudited pro forma condensed consolidated statements of operations of Cablevision and CSC Holdings for the three months ended March 31, 2011 and 2010 and unaudited pro forma consolidated statements of operations of Cablevision and CSC Holdings for the years ended December 31, 2010, 2009 and 2008, in each case giving effect to the AMC Distribution.

Item 9.01 Financial Statements and Exhibits
     (b) Pro forma Financial Information
     The unaudited pro forma condensed consolidated balance sheets of Cablevision Systems Corporation and CSC Holdings, LLC dated as of March 31, 2011, and the unaudited pro forma condensed consolidated statements of operations of Cablevision Systems Corporation and CSC Holdings, LLC for the three months ended March 31, 2011 and 2010 and the unaudited pro forma consolidated statements of operations of Cablevision Systems Corporation and CSC Holdings, LLC for the years ended December 31, 2010, 2009 and 2008 are filed as Exhibit 99.3 to this Current Report on Form 8-K.
     (d)
     99.1 Cablevision Systems Corporation Related Party Transaction Approval Policy.
     99.2 Cablevision Systems Corporation Policy Concerning Certain Matters Relating to The Madison Square Garden Company and AMC Networks Inc., Including Responsibilities of Overlapping Directors and Officers.
     99.3 Unaudited pro forma condensed consolidated balance sheets of Cablevision Systems Corporation and CSC Holdings, LLC dated as of March 31, 2011, and the unaudited pro forma condensed consolidated statements of operations of Cablevision Systems Corporation and CSC Holdings, LLC for the three months ended March 31, 2011 and 2010 and the unaudited pro forma consolidated statements of operations of Cablevision Systems Corporation and CSC Holdings, LLC for the years ended December 31, 2010, 2009 and 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABLEVISION SYSTEMS CORPORATION (Registrant)
By:	/s/ Gregg G. Seibert
	Name:	Gregg G. Seibert
	Title:	Executive Vice President and Chief Financial Officer

Dated: July 1, 2011
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSC HOLDINGS, LLC (Registrant)
By:	/s/ Gregg G. Seibert
	Name:	Gregg G. Seibert
	Title:	Executive Vice President and Chief Financial Officer

Dated: July 1, 2011